BULL & BEAR MUNICIPAL INCOME FUND, INC

          The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. The Corporation will also furnish without charge to each stockholder who so requests a description of the authority of the Corporation's board of directors to set the relative rights and preferences of unissued series of the Corporation's capital stock. Such requests may be made to the Corporation or the transfer agent.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -as tenants in common               UNIF GIFT MIN ACT -Custodian
     TEN ENT  -as tenants by the entireties                          (Cust)                   (Minor)
     JT TEN   -as joint tenants with right of                        under Uniform Gifts to Minors Act
               survivorship and not as tenants
               in common                                             ________________________________
                                                                    (State)


                    Additional abbreviations may also be used though not in the above list


    For value received, _______________  hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY
    OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
      ______________________________________
    /______________________________________/___________________________
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

     __________________________________________________________________

     __________________________________________________________________

     __________________________________________________________________

     ________________________ Shares of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

     __________________________________________________________________
     Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


     Dated:  ________________________


                                   ____________________________________
                                   Signature

                                        NOTICE:  THE SIGNATURE TO THIS
                                   ASSIGNMENT MUST CORRESPOND WITH THE
                                   NAME AS WRITTEN UPON THE FACE OF THE
                                   CERTIFICATE IN EVERY PARTICULAR,
                                   WITHOUT ALTERATION OR ENLARGEMENT OR
                                   ANY CHANGE WHATEVER.


   COMMON STOCK

        PAR VALUE $.01                                                 Shares

   INCORPORATED UNDER THE LAWS
         OF THE STATE OF MARYLAND
                                                           THIS CERTIFICATE
                                                           IS TRANSFERABLE IN
                                                           KANSAS CITY, MO OR
                                                           IN NEW YORK, NY
                                                           CUSIP 120176 3
                                                           SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                    BULL & BEAR MUNICIPAL INCOME FUND, INC.

   THIS CERTIFIES THAT

   IS THE OWNER OF

        FULL PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF
   Bull & Bear Municipal Income Fund, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Amended and Restated Articles of Incorporation and Amended and Restated By-Laws of the Corporation, such as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

           DATED

             SECRETARY                                       CO-PRESIDENT

        COUNTERSIGNED AND REGISTERED



                   TRANSFER AGENT
                   AND REGISTRAR
             AUTHORIZED SIGNATURE